SUN CAPITAL ADVISERS TRUST

SC Blue Chip Mid Cap Fund

Supplement dated June 30, 2004 to the Prospectus dated April 30, 2004

On page 31, the following replaces the first paragraph under "Key Investments and Strategies":

Under normal conditions, the fund invests at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations within the collective range of the Russell Midcap or the S&P MidCap 400 Indexes.